UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2022

Intersect ENT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Adams Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (650) 641-2100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	XENT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously announced, on August 6, 2021, Intersect ENT, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger with Medtronic, Inc., a Minnesota corporation (“Parent”), and Project Kraken Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. On September 22, 2021, the Company and Parent each received a request for additional information and documentary materials (the “Second Request”) from the Federal Trade Commission (the “FTC”).
In connection with the Merger and the FTC review process, the Company intends to divest the businesses currently operated by (i) Intersect ENT International GmbH and its subsidiary, Intersect ENT GmbH, and (ii) Fiagon NA LLC (collectively, the “Fiagon Business”). The Company and Hemostasis LLC, a Delaware limited liability company (“Hemostasis”), have agreed on the material terms of a Sale and Purchase Agreement that the parties intend to execute, pursuant to which, among other things, Hemostasis would agree to acquire the Fiagon Business from the Company for a cash payment at closing, subject to certain purchase price adjustments for debt, cash and transaction expenses. The Sale and Purchase Agreement is also expected to contain customary representations, warranties, covenants and indemnification by the Company. The Company and Medtronic also anticipate providing certain transition services in connection with the sale of the Fiagon Business. The consummation of the sale of the Fiagon Business to Hemostasis would be expressly cross-conditioned on the closing of the Merger. If the sale of the Fiagon Business is completed under the anticipated terms of the Sale and Purchase Agreement, such transaction is expected to close immediately prior to the time the Merger is consummated.
The FTC may or may not accept a consent decree relating to the sale of the Fiagon Business to Hemostasis. If the FTC believes that the Merger may substantially lessen competition in any line of commerce in violation of the U.S. federal antitrust laws, the FTC has the authority to challenge the Merger by seeking a federal court order enjoining the transaction. While the Company believes that the consummation of the Merger, including the divestiture of the Fiagon Business to Hemostasis, will not violate any U.S. federal or state antitrust law, there can be no assurance that the proposed divestiture will be accepted, or that a challenge to the Merger on antitrust grounds will not be made or, if a challenge is made, what the result will be.

Notice Regarding Forward-Looking Statements
This communication, and any documents to which Intersect refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). These forward-looking statements represent Intersect’s current expectations or beliefs concerning future events, including but not limited to the expected entry into the Sale and Purchase Agreement, expected completion and timing of the Merger, expected benefits and costs of the Merger, management plans and other information relating to the Merger, strategies and objectives of Intersect for future operations and other information relating to the Merger. Without limiting the foregoing, the words “believes”, “anticipates”, “plans”, “expects”, “intends”, “forecasts”, “should”, “estimates”, “contemplate”, “future”, “goal”, “potential”, “predict”, “project”, “projection”, “target”, “seek”, “may”, “will”, “could”, “should”, “would”, “assuming”, and similar expressions are intended to identify forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, without limitation, (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect Intersect’s business and the price of the common stock of Intersect, (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the Merger on Intersect’s business relationships, operating results and business generally, (v) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger, (vi) risks related to diverting management’s attention from Intersect’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Intersect related to the merger agreement or the Merger, and (viii) unexpected costs, charges or expenses resulting from the Merger. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those risks described in Intersect’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-

K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Intersect does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
March 23, 2022
	By:	/s/ Richard A. Meier
Richard A. Meier
Executive Vice President and Chief Financial Officer